Exhibit 10(i)

                              INVACARE CORPORATION

                      401(K) PLUS BENEFIT EQUALIZATION PLAN

               (As amended and restated effective January 1, 2003)

                              INVACARE CORPORATION
                      401(K) PLUS BENEFIT EQUALIZATION PLAN
               (As amended and restated effective January 1, 2003)

                              INVACARE CORPORATION
                      401(K) PLUS BENEFIT EQUALIZATION PLAN
               (As amended and restated effective January 1, 2003)

                                   Article I
                                  INTRODUCTION

1.1      Name of Plan.

          Invacare Corporation (the "Company") hereby amends in its entirety and restates the Invacare  Corporation  401(k) Plus Benefit  Equalization  Plan
     (the "Plan").

1.2      Purposes of Plan.

          The purposes of the Plan are to provide  deferred  compensation  for a select group of management or highly  compensated  Employees of the Company and to  provide  eligible  Employees  the  opportunity  to  maximize  their elective contributions to the Invacare Retirement Savings Plan (the "401(k)
     Plan") notwithstanding certain limitations in the Code.

1.3      "Top Hat" Pension Benefit Plan.

          The Plan is an "employee  pension  benefit plan" within the meaning of
     ERISA Section 3(2). The Plan is maintained,  however, for a select group of management or highly compensated  employees and, therefore,  is exempt from
     Parts 2, 3 and 4 of Title 1 of ERISA.  The Plan is not  intended to qualify under Code Section 401(a).

1.4      Plan Unfunded.

          The Plan is  unfunded.  All  benefits  will be paid  from the  general assets of the Company,  which will  continue to be subject to the claims of the  Company's  creditors.  No amounts will be set aside for the benefit of
     Plan Participants or their Beneficiaries.

1.5      Effective Date and Restatement Date.

          The Plan was originally effective as of March 1, 1994. The amended and restated Plan is effective as of the Restatement Date.

1.6      Administration.

          The Plan shall be administered  by the Committee or its delegates,  as set forth in Section 8.1.

                                   Article II
                          DEFINITIONS AND CONSTRUCTION

2.1      Definitions.

          For purposes of the Plan,  the following  words and phrases shall have the  respective  meanings set forth below,  unless  their  context  clearly requires a different meaning:

          (a) "Account" means the bookkeeping  account maintained by the Company on behalf of each Participant pursuant to Section 6.1.

          (b) "Base Salary" means the base rate of cash compensation,  including commissions, paid by the Company to or for the benefit of a Participant for services  rendered or labor performed  while a Participant,  including base pay a  Participant  could have  received  in cash in lieu of (A)  deferrals pursuant  to Section  4.1 and (B)  contributions  made on his behalf to any qualified  plan  maintained by the Company or to any  cafeteria  plan under
     Section 125 of the Code maintained by the Company.

          (c) "Base Salary  Deferral" means the amount of a  Participant's  Base
     Salary which the Participant elects to have withheld on a pre tax basis and credited to his Account pursuant to Section 4.1.

          (d)  "Beneficiary"  means the  person  or  persons  designated  by the
     Participant  in  accordance  with  Section  7.5 or,  in the  absence  of an effective designation, the person or entity described in Section 7.8.

          (e) "Board" means the Board of Directors of the Company.

          (f) "Bonus Compensation" means the amount awarded to a Participant for a Plan Year under any bonus arrangement maintained by the Company.

          (g)  "Bonus  Deferral"  means  the  amount  of a  Participant's  Bonus
     Compensation  which the  Participant  elects to have  withheld on a pre tax basis and credited to his Account pursuant to Section 4.1.

          (h) "Change In Control"  means the  happening of any of the  following events:

               (i) Any person or entity (other than any employee benefit plan or employee stock ownership plan of Invacare  Corporation,  or any person
          or  entity   organized,   appointed,   or   established   by  Invacare
          Corporation,  for or pursuant to the terms of any such plan), alone or together  with  any of  its  Affiliates  or  Associates,  becomes  the
          Beneficial  Owner  of  thirty  percent  (30%)  or  more  of the  total outstanding voting power of Invacare Corporation,  as reflected by the power  to vote in  connection  with  the  election  of  directors,  or commences  or publicly  announces an intent to commence a tender offer or exchange offer the consummation of which would result in the Person becoming the  Beneficial  Owner of thirty percent (30%) or more of the total outstanding voting power of Invacare Corporation as reflected by the power to vote in connection  with the election of  directors.  For
          purposes  of  this   Section   2.1(h)(i),   the  terms   "Affiliates,"
          "Associates," and "Beneficial Owner" will have the meanings given them in the Rights Agreement,  dated as of April 2, 1991,  between Invacare
          Corporation  and National City Bank, as Rights Agent,  as amended from time to time.

               (ii) At any time during a period of twenty-four  (24) consecutive months,  individuals who were directors at the beginning of the period no longer  constitute  a majority of the members of the Board,  unless
          the  election,   or  the  nomination  for  election  by  the  Invacare
          Corporation's shareholders, of each director who was not a director at the  beginning of the period is approved by at least a majority of the directors  who are in office at the time of the election or nomination and were  either  directors  at the  beginning  of the  period  or are continuing directors.

               (iii) A record date is established for  determining  shareholders entitled to vote upon:

                    (A) A merger or  consolidation  of the Invacare  Corporation with another  corporation  (which is not an affiliate of Invacare
               Corporation)  in which Invacare  Corporation is not the surviving or continuing  company or in which all or part of the outstanding common  shares are to be converted  into or  exchanged  for cash, securities, or other property;

                    (B) a sale or other  disposition of all or substantially all of the assets of Invacare Corporation; or

                    (C)  the   dissolution  or  liquidation   (but  not  partial
               liquidation) of Invacare Corporation.

          (i) "Code" means the Internal Revenue Code of 1986, as amended.

          (j) "Committee" means the administrative committee named to administer the Plan pursuant to Section 8.1.

          (k) "Company" means Invacare Corporation and any successor thereto.

          (l) "Deferral Period" means the period of time for which a Participant elects to defer receipt of the Base Salary  Deferrals  and Bonus  Deferrals credited to such Participant's Account.  Deferral Periods shall be measured on the basis of Plan  Years,  beginning  with the Plan Year that  commences immediately  following the Plan Year for which the  applicable  Base Salary
     Deferrals and Bonus Deferrals are credited to the Participant's Account.

          (m) "Directors" means the Board of Directors of the Company.

          (n) "Discretionary Contribution" means the Company's contribution,  if any, made pursuant to Section 4.6.

          (o) "Restatement Date" means January 1, 2003, except where a different date is specifically set forth. In addition, Section 4.7 and Article IX are each effective January 1, 2002.

          (p) "Employee" means any common-law employee of the Company.

          (q) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          (r) "401(k)  Plan" means the  Invacare  Retirement  Savings  Plan,  as amended from time to time.

          (s) "IQC Quarterly Employer  Contribution"  means a contribution equal to the  contribution  that would  have been made to the  401(k)  Plan for a
     Participant  but for the  limitation on  compensation  contained in Section
     401(a)(17) of the Code. Make Whole Contributions commenced as of January 1,
     2001.

          (t)  "Matching  Contribution"  means the amount,  as determined by the
     Company on an annual  basis,  that would be credited  to the  Participant's
     Base  Salary  Deferrals  and Bonus  Deferrals  if such  deferrals  had been deferred by the Participant  into the 401(k) Plan, which is credited by the
     Company to the Account of each Participant based on such Participant's Base
     Salary and Bonus Deferrals.

          (u)  "Participant"  means  each  Employee  who has been  selected  for participation  in the Plan and who has  become a  Participant  pursuant  to
     Article III.

          (v)  "Participation  and  Deferral  Election  Form"  means the written agreement  pursuant to which the Participant  elects the amount of his Base
     Salary and/or his Bonus  Compensation to be deferred  pursuant to the Plan, the Deferral Period,  if any, the deemed investment of amounts deferred and the time and form of payment of such amounts and such other  matters as the
     Committee shall determine from time to time.

          (w)  "Plan"  means  the  Invacare   Corporation  401(k)  Plus  Benefit
     Equalization Plan, as in effect on the Restatement Date and as amended from time to time hereafter.

          (x) "Plan Year" means the  twelve-consecutive  month period commencing
     January 1 of each year ending on the following December 31.

          (y)  "Profit  Sharing  Contribution"  means  the  amount,  if any,  as determined by the Company of non-elective  non-matching  contribution which would have been made for or  allocated  to a  Participant  under the 401(k)
     Plan for a Plan  Year,  but which is not made or  allocated  because of the limitation  on  compensation  which may be taken  into  account  under Code
     Section  401(a)(17)  and/or the  Participant's  participation in this Plan.
     Annual  Profit  Sharing  Contributions  ceased  as of  December  31,  2000.
     "Retirement"  means the  termination of employment  after the attainment of age  fifty-five  (55) and  upon  completion  of ten  (10) or more  years of service.

          (z)  "Retirement"  means  the  termination  of  employment  after  the attainment of age fifty-five  (55) and upon  completion of ten (10) or more years of service.

          (aa)  "Valuation  Date" means the last  business day of each  calendar month and each special valuation date designated by the Committee.

          (bb) "Years of Service"  shall have the same  meaning as in the 401(k)
     Plan.

2.2      Number and Gender.

          Wherever  appropriate  herein,  words  used in the  singular  shall be considered  to include  the  plural  and words used in the plural  shall be considered to include the singular.  The masculine gender,  where appearing in the Plan, shall be deemed to include the feminine gender.

2.3      Headings.

          The headings of Articles and Sections  herein are included  solely for convenience,  and if there is any conflict  between  such  headings and the rest of the Plan, the text shall control.

                                  Article III
                          PARTICIPATION AND ELIGIBILITY

3.1      Participation.

          Participants  in the Plan are those  Employees  who are (a) subject to the income tax laws of the United States,  (b) members of a select group of highly compensated or management Employees of the Company, and (c) selected by the Committee or its delegates, in its sole discretion, as Participants.
     The  Committee  shall  notify  each  Participant  of  his  selection  as  a
     Participant.

3.2 Commencement of Participation.

          Except as provided in the following sentence, an Employee shall become a Participant  effective as of the first day of the Plan Year following the date  on  which  his  Participation  and  Deferral  Election  Form  becomes effective.  A newly  hired  Employee  who  completes  a  Participation  and
     Deferral  Election Form within 30 days of the date on which his  employment commences  shall  become  a  Participant  as  of  the  date  on  which  his
     Participation  and Deferral  Election Form becomes  effective under Section
     4.2.

3.3      Cessation of Active Participation.

          Notwithstanding  any provision  herein to the contrary,  an individual who has become a  Participant  in the Plan shall cease to be a  Participant hereunder  effective as of any date  designated  by the  Committee.  In the event of such cessation, the last four sentences of Section 4.1 shall apply as if such  cessation  had  been a  termination  of  employment.  Any  such
     Committee  action shall be  communicated to such  Participant  prior to the effective date of such action.

                                   Article IV
               DEFERRALS, MATCHING & PROFIT SHARING CONTRIBUTIONS

4.1      Deferrals by Participants.

          Before the first day of each Plan Year,  a  Participant  may file with the Committee a Participation  and Deferral Election Form pursuant to which such  Participant  elects  to  make  Base  Salary  Deferrals  and/or  Bonus
     Deferrals.  Any such Participant  election shall be subject to a maximum of fifty percent (50%) of Base Salary and one hundred  percent (100%) of Bonus
     Compensation, an annual minimum of two thousand dollars ($2000), and to any other rules prescribed by the Committee in its sole discretion. Base Salary
     Deferrals  will be credited to the  Account of each  Participant  as of the last day of each calendar  month, if and to the extent that the Participant earned  such Base  Salary as an  Employee  in such  calendar  month.  Bonus
     Deferrals  will be credited to the  Account of each  Participant  as of the last day of the month in which such Bonus Compensation otherwise would have been paid to the  Participant in cash,  provided that the Participant is an
     Employee  at the time such  Bonus  Compensation  would  have been  paid.  A
     Participant  whose  employment  terminates  prior to or during the calendar month in which his Bonus  Compensation  would have been paid to him in cash will be paid his Bonus  Deferral in cash.  Such  termination  of employment shall not affect  Base  Salary  Deferrals  and Bonus  Deferrals  previously credited to the Account of a Participant whose employment terminates.

4.2      Effective Date of Participation and Deferral Election Form.

          A Participant's  annual Participation and Deferral Election Form shall become effective on the first day of the Plan Year to which it relates. The
     Participation  and  Deferral  Election  Form of  Employees  who  are  first employed by the Company during a Plan Year shall become effective as of the first 401(k) Plan enrollment date following his date of employment on which the  Employee is eligible to  participate  in the 401(k) Plan  provided the
     Participation  and Deferral  Election Form is completed prior to that date.
     If a Participant  fails to complete a Participation  and Deferral  Election
     Form before the first day of the Plan Year in which  Participant shall earn the  compensation  to which the  Participation  and Deferral  Election Form relates or if a newly hired  Employee  fails to complete the  Participation and Deferral  Election Form prior to the first 401(k) Plan  enrollment date following his date of hire, the  Participant  or Employee,  as the case may be,  shall be deemed to have  elected  not to make  Base  Salary  Deferrals and/or Bonus Deferrals for such Plan Year.

4.3      Modification or Revocation of Election by Participant.

          A  Participant  may  change  the  amount  of his Base  Salary or Bonus

     Deferrals  during a Plan Year as of the first day of each calendar  quarter provided  that  such  change  is made no  later  than  the day  immediately preceding  the first day of the  calendar  quarter or unless the  Committee determines that he has suffered a severe, sudden and unforeseeable hardship as is more fully described in Section 7.10.  Under no  circumstances  may a
     Participant's Participation and Deferral Election Form be made, modified or revoked retroactively.

  4.4      Matching Contributions.

          Each Participant who elects to make Base Salary and/or Bonus Deferrals to the Plan and who has  completed  at least six (6) months of service will receive a Matching Contribution equal to a certain percentage of the sum of
     Participant's  Base Salary and Bonus Deferrals.  The Matching  Contribution
     percentage  to be  contributed  to the Plan shall be equal to the  matching contribution percentage provided in the 401(k) Plan. Matching Contributions will be  credited  to the  Participant's  Account as of the last day of the calendar month in which the Base Salary and/or Bonus Deferrals to which the
     Matching Contributions relate are credited to the Participant's Account.

4.5      IQC Quarterly Employer Contributions.

          For each calendar  quarter,  the Account of each Participant  shall be credited with such Make Whole Contribution, if any, to which he is entitled under Section 2.1(s).

4.6      Discretionary Contributions.

          For each Plan Year, the Account of each Participant  shall be credited with such  Discretionary  Contribution,  if any,  as is  determined  by the
     Company for such Plan Year.

4.7      Hardship Distribution Under 401(k) Plan.

          If  required  by the  terms of the  401(k)  Plan,  a  Participant  who receives  a  hardship  distribution  under  the  401(k)  Plan  shall not be eligible to make  deferrals for a six (6) month period after receipt of the hardship distribution.

                                   Article V
                VESTING, DEFERRAL PERIODS AND EARNINGS ELECTIONS

5.1      Vesting.

          A  Participant  shall be 100% vested at all times in the amount of his
     Account  which is  attributable  to Base  Compensation  Deferrals and Bonus
     Deferrals. Matching Contributions, IQC Quarterly Employer Contributions and
     Profit Sharing Contributions shall vest in accordance with the terms of the
     401(k) Plan. Discretionary  Contributions shall vest in accordance with the
     Company's  determination  which shall be made when such  contributions  are made.  Notwithstanding the foregoing,  all Matching  Contributions,  Profit
     Sharing  Contributions,   Discretionary  Contributions  and  IQC  Quarterly
     Employer  Contributions  shall be 100% vested  immediately upon a Change in
     Control.  Any  provisions  of the Plan  relating to the  distribution  of a
     Participant's  Account shall mean only the vested  portion of such Account.
     Since the Plan is unfunded, the portion of a Participant's Account which is not vested and therefore  not  distributed  with the vested  portion of his
     Account  shall  remain  property  of the Company  and not be  allocated  to
     Accounts of other Participants or otherwise inure to their benefit.

5.2      Deferral Periods.

          A Deferral  Period may be (a) for any period of five (5) years or more but may not end later than the year in which the  Participant  would attain
     age  70  or  (b)  until  a  Participant's   termination  of  employment.  A
     Participant must specify on the  Participation  and Deferral  Election Form the Deferral Period for the Base Salary Deferrals and Bonus Deferrals to be
     made to the Plan for the Plan Year to which the  Participation and Deferral
     Election Form  relates,  subject to the  provisions  of Section  7.1(a) and rules  determined  by the  Committee  from  time to  time.  In the  event a
     Participant  does not elect a Deferral Period for any Base Salary Deferrals or Bonus  Deferrals for a Plan Year,  such  Participant  shall be deemed to have elected a Deferral Period of five (5) years. If the Participant elects a period of years (option (a)) and is entitled to a  distribution  pursuant to  such  election  prior  to the  events  listed  in  Sections  7.1(b)(i),
     7.1(b)(ii),  and 7.1(b)(iii),  distribution pursuant to such election shall
     not  include   Matching   Contributions,   Profit  Sharing   Contributions,
     Discretionary  Contributions  and Make Whole  Contributions and earnings on those amounts. Any such distribution must be in a lump sum.

5.3      Earnings Elections.

          Amounts  credited  to a  Participant's  Account  shall be  credited or charged with earnings and losses based on hypothetical  investments elected
     by  the   Participant.   A  Participant  may  elect  different   investment
     allocations for new  contributions  (contributions  made by the Participant and by the Company) and existing Account  balances.  Only whole percentages may be  elected,  and the total  elections  must  allocate  100% of all new contributions  and  100%  of  all  existing  Account  balances.  Investment elections  may be changed  once per calendar  quarter,  effective as of the first day of such quarter,  by written  direction given at least seven days before the start of such quarter. The hypothetical  investment alternatives and the procedures relating to the election of such investments, other than those set forth in this Section 5.3,  shall be  determined by the Committee from time to time.  A  Participant's  Account  shall be adjusted as of each
     Valuation Date to reflect investment gains and losses.

                                   Article VI
                                    ACCOUNTS

6.1      Establishment of Bookkeeping Accounts.

          A  separate   bookkeeping   Account  shall  be  maintained   for  each
     Participant.  Such account shall be credited with the Base Salary Deferrals and Bonus  Deferrals  made by the  Participant  pursuant  to  Section  4.1,
     Matching  Contributions  made by the Company  pursuant to Section  4.4, IQC
     Quarterly   Employer   Contributions   made   pursuant   to  Section   4.5,
     Discretionary Contributions made pursuant to Section 4.6 and Profit Sharing
     Contributions, if any, made prior to January 1, 2001, credited (or charged, as the case may be) with the  hypothetical  investment  results  determined pursuant to Section  5.3, and charged  with  distributions  made to or with respect to a Participant.

6.2      Subaccounts.

          Within each Participant's  bookkeeping  Account,  separate subaccounts shall be maintained to the extent necessary for the  administration  of the
     Plan.

6.3      Hypothetical Nature of Accounts.

          The Account established under this Article VI shall be hypothetical in nature and shall be maintained for bookkeeping  purposes only, so that Base
     Salary Deferrals,  Bonus Deferrals,  Matching Contributions,  Discretionary
     Contributions,  IQC Quarterly  Employer  Contributions  and Profit  Sharing
     Contributions  can be credited to the  Participant and so that earnings and losses on such amounts so credited can be credited (or charged, as the case may be).  Neither the Plan nor any of the Accounts (or  subaccounts)  shall hold any actual funds or assets.  The right of any person to receive one or more  payments  under the Plan  shall be an  unsecured  claim  against  the general  assets  of  the  Company.  Any  liability  of the  Company  to any
     Participant,  former Participant, or Beneficiary with respect to a right to payment shall be based solely upon contractual  obligations  created by the
     Plan. Neither the Company,  the Board, nor any other person shall be deemed to be a trustee of any amounts to be paid under the Plan. Nothing contained in the Plan, and no action taken pursuant to its  provisions,  shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and a Participant, former Participant,  Beneficiary, or any other person.

                                  Article VII
                               PAYMENT OF ACCOUNT

7.1      Timing of Distribution of Benefits.

          (a)   Distribution   of  Contribution  to  401(k)  Plan.  As  soon  as
     practicable, but in no event later than March 15 of the Plan Year following the Plan Year for which the  Participant  executed  the  Participation  and
     Deferral Election Form, the lesser of.

               (i) the allowable  before-tax  contribution  which may be made on behalf of the  Participant  to the  401(k)  Plan for the Plan Year for
          which the Participant executed the Participation and Deferral Election
          Form, and

               (ii) the sum of the Base Salary  Deferral and the Bonus  Deferral
          for the Plan Year for which the Participant executed the Participation and Deferral Election Form,

     shall be paid directly to  Participant as  compensation  earned in the Plan
     Year for which the  Participant  executed  the  Participation  and Deferral
     Election  Form,  unless the  Participant  previously  elected  (in both the
     Participation  and Deferral Election Form and his 401(k) Plan elections) to have such amount  contributed to the 401(k) Plan as an elective  before-tax contribution.

     If the  Participant  elected to have such amount  contributed to the 401(k)
     Plan as an elective before-tax  contribution,  such amount together with an amount equal to the applicable Matching  Contributions shall be transferred
     directly  to  the  Participant's   Account  in  the  401(k)  Plan  and  the
     appropriate   subaccounts  of   Participant's   Account  shall  be  charged
     accordingly.  Notwithstanding  the  preceding,  the  Plan  shall  not  make distributions  to the  Participant  or the  401(k)  Plan in  excess  of the
     Participant's  Account  balance.  Distributions  pursuant  to this  Section
     7.1(a) may be made in one or more  installments  in the sole  discretion of the Committee.

          (b) Distribution  After Deferral Period.  Distribution of that portion of a Participant's  Account which is not  distributed  under Section 7.1(a)
     shall be made as soon as practicable following the date the Deferral Period for such amounts ends and following the valuation described in Section 7.2.
     Notwithstanding  the foregoing,  the Participant's  entire Account shall be distributed  to him (or his  Beneficiary in the event of his death) as soon as  practicable  following the earliest to occur of the following and after the valuation described in 7.2:

               (i) the Participant's death;

               (ii) the  Participant's  permanent  disability (as defined in the
          Company's long-term disability program); or

               (iii) the Participant's termination of employment.

7.2      Adjustment for Investment Gains and Losses Upon a Distribution.

          Upon a distributable event described in Section 7.1(b), the balance of a  Participant's  Account  shall be  determined  as of the  Valuation  Date immediately following such event.

7.3      Form of Payment or Payments.

          Except  as  provided  below,  benefits  as a result  of death or other termination  of  employment  shall  be  paid  in the  form  elected  by the
     Participant.  The form  elected  shall  apply to the  entire  Account.  The election  may be  amended,  provided  that the  amended  election  does not increase the duration of payments in the previous  election.  Any amendment to the form of benefits  shall be effective  beginning in the calendar year following the  submission  of the  amendment.  If a Participant  terminates employment and qualifies as  "Retirement"  as defined under Section 2.1(z), the form of benefit shall be:

          (a) A lump  sum  amount  which  is  equal  to the  applicable  Account balance; or

          (b) Substantially  equal  installments of the Account amortized over a period of five (5),  ten (10) or  fifteen  (15)  years or sixty  (60),  one hundred twenty (120), or one hundred eighty (180) months.  Gains and losses on the unpaid  balance  shall  continue  to be  credited  or charged to the
     Account in accordance with the provisions of Section 5.3. The amount of the installments  payable  may be changed  periodically  to reflect  investment results.

          Notwithstanding  the  form  elected,   if  a  Participant   terminates
     employment  prior to qualifying for  "Retirement"  as defined under Section
     2.1(z)  or if the  Participant's  total  Account  is no  more  than  twenty thousand  dollars  ($20,000)  on  the  last  Valuation  Date  prior  to the commencement of distribution, the benefit shall be paid in a lump sum.

7.4      Accelerated Distribution.

          Notwithstanding  any other provision of the Plan, a Participant  shall be  entitled to  receive,  upon  written  request to the  Committee  or its delegates,  a lump sum distribution of his vested Account balance,  subject to the following penalty:

          (a) If the  distribution is requested  within  twenty-four (24) months following a Change in Control,  five percent  (5%) of the Account  shall be forfeited  and  ninety-five  percent  (95%)  of  the  Account  paid  to the
     Participant.

          (b)  If  the  distribution  is  requested  following   termination  of
     employment  and the  Account is in pay  status,  five  percent  (5%) of the previously unpaid Account shall be forfeited and ninety-five  percent (95%)
     of the previously unpaid Account paid to the Participant.

          (c) If the  distribution  is  requested at any time other than that in
     (a) or (b)  above,  five  percent  (5%)  of the  vested  Account  shall  be forfeited and ninety-five percent (95%) of the vested Account shall be paid to the Participant. The unvested portion of the Account shall be forfeited.

           The Account  balance  shall be  determined  as of the  Valuation  Date immediately  following the date on which the Committee receives the written request. A Participant who receives a distribution under this section shall forfeit  participation  in the Plan with  regard to his  election  to defer compensation  for the  remainder  of the Plan Year and the  following  Plan
     Year.  The amount payable under this section shall be paid in a lump sum as soon as  practical  following  the  receipt  of the  Participant's  written request by the Committee and the valuation of his Account.

7.5      Designation of Beneficiaries.

          Each  participant  shall have the right, at any time, to designate one
     (1) or more persons or an entity as  Beneficiary  (both  primary as well as secondary) to whom benefits under this Plan shall be paid in the event of a

     Participant's  death prior to complete  distribution  of the  Participant's
     Account. Each Beneficiary designation shall be in a written form prescribed by the Committee  and will be effective  only when filed with the Committee during the Participant's lifetime.  Designation by a married Participant of a Beneficiary  other than the  Participant's  spouse shall not be effective unless the spouse executes a written consent that  acknowledges  the effect of the  designation  and is  witnessed by a notary  public,  or the consent cannot be obtained because the spouse cannot be located.

7.6      Change of Beneficiary Designation.

          Except as provided  below,  any nonspousal  designation of Beneficiary may be changed by a Participant  without the consent of such Beneficiary by the filing of a new  designation  with the  Committee.  The filing of a new designation shall cancel all designations previously filed.

7.7      Change in Marital Status.

          If the Participant's  marital status changes after the Participant has designated a Beneficiary, the following shall apply:

          (a) If the  Participant is married at death but was unmarried when the designation was made, the  designation  shall be void unless the spouse has consented to it in the manner prescribed above.

          (b) If the  Participant is unmarried at death but was married when the designation was made:

               (i)The  designation  shall  be void if the  spouse  was  named as
          Beneficiary.

               (ii)The  designation  shall  remain  valid  if  a  nonspouse
          Beneficiary was named.

          (c) If the  Participant  was married when the designation was made and is married to a different  spouse at death,  the designation  shall be void unless the new spouse has consented to it in the manner prescribed above.

7.8      No Beneficiary Designation.

          If any  Participant  fails to  designate a  Beneficiary  in the manner provided above, or if the Beneficiary  designated by a deceased Participant dies  before  the  Participant  or  before  complete  distribution  of  the
     Participant's  benefits, the Participant's  Beneficiary shall be the person in the first of the following classes in which there is a survivor:

          (a) The Participant's surviving spouse;

          (b) The Participant's  children in equal shares, except that if any of the children  predeceases the Participant but leaves issue surviving,  then such issue shall take by right of representation the share the parent would have taken if living;

          (c) The Participant's parents;

          (d) The Participant's estate.

7.9      Unclaimed Benefits.

          In the case of a benefit  payable on behalf of a  Participant,  if the
     Committee is unable to locate the  Participant  or Beneficiary to whom such benefit is payable,  such benefit may be forfeited to the Company, upon the
     Committee's determination.  Notwithstanding the foregoing, if subsequent to any such  forfeiture the Participant or Beneficiary to whom such benefit is payable makes a valid claim for such benefit,  such forfeited benefit shall be paid by the Company or restored to the Plan by the Company.

7.10     Hardship Withdrawals.

          A  Participant  may apply in writing  to the  Committee  for,  and the
     Committee  may  permit,  a  hardship  withdrawal  of all or any  part  of a
     Participant's  Account  derived from Base Salary and Bonus Deferrals if the
     Committee,  in its sole  discretion,  determines  that the  Participant has incurred a severe financial hardship resulting from a sudden and unexpected illness or accident  of the  Participant  or of a dependent  (as defined in section 152(a) of the Code) of the Participant,  loss of the  Participant's property due to casualty,  or other similar extraordinary and unforeseeable circumstances  arising  as a result of events  beyond  the  control  of the
     Participant,  as  determined  by the  Committee,  in its sole and  absolute discretion. The amount that may be withdrawn shall be limited to the amount reasonably  necessary to relieve the hardship or financial  emergency  upon which the  request is based,  plus the  federal  and state taxes due on the withdrawal,  as  determined by the  Committee.  The Committee may require a
     Participant  who requests a hardship  withdrawal to submit such evidence as the Committee,  in its sole  discretion,  deems necessary or appropriate to substantiate  the  circumstances  upon which the  request is based.  In the event of a hardship  withdrawal,  a  Participant  shall not be permitted to make  deferrals for the  remainder of the Plan Year and the following  Plan
     Year

7.11     Withholding.

          All deferrals and  distributions  shall be subject to legally required income and employment tax withholding. Article VIII ADMINISTRATION

                                  Article VIII
                                 ADMINISTRATION
8.1      Committee.

          The Plan shall be administered by a Committee, which shall include the
     Senior Vice President of Human Resources and the Chief  Financial  Officer.
     The  Committee  shall  be  responsible   for  the  general   operation  and
     administration of the Plan and for carrying out the provisions thereof. The
     Committee  may delegate to others  certain  aspects of the  management  and operational  responsibilities  of the  Plan  including  the  employment  of advisors and the delegation of ministerial duties to qualified individuals, provided that such delegation is in writing. No member of the Committee who is a Participant  shall participate in any matter relating to his status as a Participant or his rights or entitlement to benefits as a Participant.

8.2      General Powers of Administration.

          The Committee shall have all powers necessary or appropriate to enable it to  carry  out its  administrative  duties.  Not in  limitation,  but in application  of the  foregoing,  the  Committee  shall  have  discretionary authority to construe and  interpret  the Plan and  determine all questions that  may  arise  hereunder  as to the  status  and  rights  of  Employees,
     Participants,  and  Beneficiaries.  The  Committee  may exercise the powers hereby  granted in its sole and  absolute  discretion.  The  Committee  may promulgate such  regulations as it deems  appropriate for the operation and administration  of the Plan. No member of the Committee shall be personally liable for any actions  taken by the Committee  unless the member's  action involves willful misconduct.

8.3      Indemnification of Committee.

          The Company shall  indemnify the members of the Committee  against any and all claims,  losses,  damages,  expenses,  including  attorney's  fees, incurred  by  them,  and  any  liability,  including  any  amounts  paid in settlement  with their  approval,  arising  from their action or failure to act,  except when the same is judicially  determined to be  attributable to their gross negligence or willful misconduct.

                                   Article IX
                           DETERMINATION OF BENEFITS,
                       CLAIMS PROCEDURE AND ADMINISTRATION

9.1      Claims.

          A Participant, Beneficiary or other person who believes that he or she is being  denied a  benefit  to  which he or she is  entitled  (hereinafter referred to as "Claimant"),  or his or her duly authorized  representative, may file a written  request for such  benefit  with the  Committee  setting forth his or her claim.  The request must be addressed to the  Committee at the Company at its then principal place of business.

9.2      Claim Decision.

          Upon receipt of a claim,  the Committee shall advise the Claimant that a reply  will be  forthcoming  within a  reasonable  period  of  time,  but ordinarily  not later than ninety days,  and shall,  in fact,  deliver such reply  within such  period.  However,  the  Committee  may extend the reply period for an additional  ninety days for  reasonable  cause.  If the reply period will be extended, the Committee shall advise the Claimant in writing during the initial  90-day  period  indicating  the  special  circumstances requiring  an  extension  and the date by which the  Committee  expects  to render the benefit determination.

          If the claim is denied in whole or in part,  the Committee will render a written  opinion,  using  language  calculated  to be  understood  by the
     Claimant, setting forth:

          (a) the specific reason or reasons for the denial;

          (b) the specific  references to pertinent Plan provisions on which the denial is based;

          (c) a description of any additional material or information  necessary for the  Claimant  to perfect the claim and an  explanation  as to why such material or such information is necessary;

          (d)  appropriate  information  as to  the  steps  to be  taken  if the
     Claimant  wishes to submit the claim for review,  including a statement  of the Claimant's  right to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination on review; and

          (e) the time  limits  for  requesting  a review  of the  denial  under

     Section 9.3 and for the actual review of the denial under Section 9.4.

9.3      Request for Review.

          Within  sixty days after the  receipt by the  Claimant  of the written opinion  described  above,  the  Claimant  may request in writing  that the
     Senior  Vice  President  of  Human  Resources  of the  Company  ("Executive
     Officer") review the Committee's prior determination.  Such request must be addressed  to the  Executive  Officer at the Company at its then  principal
     place  of   business.   The   Claimant  or  his  or  her  duly   authorized
     representative  may submit written  comments,  documents,  records or other information  relating  to the  denied  claim,  which  information  shall be considered in the review under this Section  without regard to whether such
     information   was   submitted  or   considered   in  the  initial   benefit
     determination.

          The  Claimant or his or her duly  authorized  representative  shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents,  records and other information which (i) was relied upon by the Committee in making its initial claims decision, (ii) was submitted, considered or generated in the course of the  Committee  making its initial claims  decision,  without  regard to whether such  instrument was actually relied upon by the  Committee in making its decision or (iii)  demonstrates
     compliance  by  the  Committee  with  its   administrative   processes  and
     safeguards   designed  to  ensure  and  to  verify  that   benefit   claims
     determinations  are made in accordance  with  governing  Plan documents and that, where appropriate, the Plan provisions have been applied consistently with  respect to similarly  situated  claimants.  If the Claimant  does not request  a review  of the  Committee's  determination  within  such  60-day period,  he or she shall be  barred  and  estopped  from  challenging  such determination.

9.4      Review of Decision.

          Within a reasonable  period of time,  ordinarily  not later than sixty days,  after the Executive  Officer's  receipt of a request for review,  it will review the Committee's prior determination.  If special  circumstances require that the sixty-day time period be extended,  the Executive  Officer will so notify the Claimant within the initial 60-day period indicating the special  circumstances  requiring  an  extension  and the date by which the
     Executive Officer expects to render its decision on review,  which shall be as soon as  possible  but not  later  than 120 days  after  receipt  of the request for review.  In the event that the  Executive  Officer  extends the determination  period  on  review  due to a  Claimant's  failure  to submit information  necessary to decide a claim, the period for making the benefit determination on review shall not take into account the period beginning on the date on which  notification  of  extension  is sent to the Claimant and ending  on the date on which  the  Claimant  responds  to the  request  for additional information.

          Benefits  under the Plan will be paid  only if the  Executive  Officer decides in its  discretion  that the Claimant is entitled to such benefits.
     The decision of the Executive  Officer  shall be final and  non-reviewable, unless found to be arbitrary and capricious by a court of competent review.
     Such decision will be binding upon the Company and the Claimant.

          If the Executive  Officer makes an adverse  benefit  determination  on review, the Executive Officer will render a written opinion, using language calculated to be understood by the Claimant, setting forth:

          (a) the specific reason or reasons for the denial;

          (b) the specific  references to pertinent Plan provisions on which the denial is based;

          (c) a statement that the Claimant is entitled to receive, upon request and free of charge,  reasonable  access  to, and copies of, all  documents, records and other  information  which (i) was relied upon by the  Executive
     Officer in making its decision, (ii) was submitted, considered or generated in the course of the Executive Officer making its decision,  without regard to whether  such  instrument  was  actually  relied  upon by the  Executive
     Officer in making its  decision  or (iii)  demonstrates  compliance  by the
     Executive Officer with its administrative processes and safeguards designed to ensure and to verify  that  benefit  claims  determinations  are made in accordance with governing Plan documents, and that, where appropriate,  the
     Plan  provisions have been applied  consistently  with respect to similarly situated claimants; and

          (d) a statement of the Claimant's  right to bring a civil action under
     Section 502(a) of ERISA following the adverse benefit determination on such review.

9.5      Discretionary Authority.

          The  Committee and  Executive  Officer  shall both have  discretionary authority to determine a Claimant's  entitlement to benefits upon his claim or his request for review of a denied claim, respectively.

                                   Article X
                                  MISCELLANEOUS

10.1     Plan Not a Contract of Employment.

          The adoption and  maintenance of the Plan shall not be or be deemed to be a contract between the Company and any person or to be consideration for the  employment of any person.  Nothing herein  contained  shall give or be deemed to give any  person  the right to be  retained  in the employ of the
     Company or to restrict the right of the Company to discharge  any person at any time;  nor shall  the Plan  give or be deemed to give the  Company  the right to require  any  person to remain in the employ of the  Company or to restrict any person's right to terminate his employment at any time.

10.2     Non-Assignability of Benefits.

          No Participant,  Beneficiary or distributee of benefits under the Plan shall have any power or right to transfer, assign, anticipate,  hypothecate or  otherwise  encumber any part or all of the amounts  payable  hereunder, which are expressly declared to be unassignable and  non-transferable.  Any such  attempted  assignment or transfer  shall be void.  No amount  payable hereunder shall, prior to actual payment thereof,  be subject to seizure by any creditor of any such Participant,  Beneficiary or other distributee for the payment of any debt, judgment, or other obligation,  by a proceeding at law or in equity,  nor transferable by operation of law in the event of the bankruptcy,  insolvency or death of such Participant,  Beneficiary or other distributee hereunder.

10.3     Amendment and Termination.

          The Board may from time to time, in its discretion, amend, in whole or in part, any or all of the provisions of the Plan; provided,  however, that no  amendment  may be made which would  impair the rights of a  Participant with  respect to amounts  already  credited to his  Account.  The Board may terminate the Plan at any time.  In the event that the Plan is  terminated, the balance in a Participant's Account shall be paid to such Participant or his  Beneficiary  in a lump sum or in equal monthly  installments  over the following period, unless the Committee determines otherwise:

           Account Balance                                   Payout Period
           ---------------                                   -------------
           $50,000 or less                                   Lump Sum
           More than $50,000 but less than $250,000          3 Years

           $250,000 or more                                  5 Years

          Gains and  Losses  shall  continue  to be  credited  or charged to the
     Account in  accordance  with the  provisions  of Section  5.3.  The Company reserves the right to pay each Account in a lump sum,  notwithstanding  the above schedule.

10.4     Unsecured General Creditor Status Of Employee.

          The  payments  to  a  Participant,   his   Beneficiary  or  any  other
     distributee  hereunder shall be made from assets which shall continue,  for all  purposes,  to be a part of the  general,  unrestricted  assets  of the
     Company;  no person  shall have nor acquire any interest in any such assets by virtue of the  provisions of this  Agreement.  The Company's  obligation hereunder  shall be an unfunded and  unsecured  promise to pay money in the future.  To the  extent  that  the  Participant,  a  Beneficiary,  or other distributee acquires a right to receive payments from the Company under the provisions  hereof,  such right  shall be no greater  than the right of any unsecured  general  creditor of the Company;  no such person shall have nor acquire  any  legal  or  equitable  right,  interest  or claim in or to any property or assets of the Company.

          In the  event  that,  in its  discretion,  the  Company  purchases  an insurance  policy or policies  insuring the life of a  Participant  (or any other  property) to allow the Company to recover the cost of providing  the benefits,  in whole, or in part,  hereunder,  neither the Participant,  his
     Beneficiary  or  other  distributee  shall  have  nor  acquire  any  rights whatsoever therein or in the proceeds  therefrom.  The Company shall be the sole owner and  beneficiary  of any such policy or  policies  and, as such, shall possess and may exercise all incidents of ownership therein.  No such policy,  policies  or  other  property  shall  be held in any  trust  for a
     Participant,  Beneficiary  or  other  distributee  or  held  as  collateral security for any obligation of the Company hereunder.

10.5     Severability.

          If any provision of this Plan shall be held illegal or invalid for any reason,  said  illegality  or  invalidity  shall not affect  the  remaining provisions hereof; instead, each provision shall be fully severable and the
     Plan  shall  be  construed  and  enforced  as if said  illegal  or  invalid provision had never been included herein.

10.6     Governing Laws.

          All  provisions of the Plan shall be construed in accordance  with the internal  laws (but not the  choice of laws) of Ohio,  except to the extent preempted by federal law.

10.7     Binding Effect.

          This Plan shall be binding on each Participant and his heirs and legal representatives and on the Company and its successors and assigns.

10.8     Entire Agreement.

          This document and any amendments  contain all the terms and provisions of the Plan and shall  constitute  the entire Plan, any other alleged terms or provisions being of no effect.

10.9     No Guaranty of Tax Consequences.

          While the Company has  established,  and will maintain,  the Plan, the
     Company  makes  no  representation,   warranty,   commitment,  or  guaranty
     concerning  the  income,   employment,   or  other  tax   consequences   of
     participation in the Plan under federal, state, or local law.

          IN WITNESS WHEREOF, the Company has caused this Plan to be executed on this 13th day of May, 2004.

                                 INVACARE CORPORATION

                                 By:    /s/ Gregory C. Thompson
                                        ---------------------------------------
                                 Title: Senior Vice President and
                                        Chief Financial Officer
                                        ---------------------------------------

                                 By:    /s/ A. Malachi Mixon, III
                                        ---------------------------------------
                                 Title: Chairman and Chief Executive Officer
                                        ---------------------------------------

                               AMENDMENT NO. 1
                                       TO
INVACARE CORPORATION 401(k) PLUS BENEFIT EQUALIZATION PLAN

          This  Amendment  No. 1 is  executed  as of the date set forth below by
     Invacare Corporation (the "Company").

                                   WITNESSETH:

          WHEREAS,  the Company maintains the Invacare  Corporation  401(k) Plus
     Benefit  Equalization  Plan, as amended and restated  effective  January 1,
     2003 (the "Plan"), to provide nonqualified  retirement benefits for certain employees of the Company; and

          WHEREAS,  pursuant  to  Section  10.3 of the  Plan,  the  Company  has retained the right to make amendments thereto; and

          WHEREAS,  the  Company  desires  to amend  the Plan in order to permit participants to change their investment elections on a daily basis;

          NOW,  THEREFORE,  pursuant  to Section  10.3 of the Plan,  the Company hereby  amends  Section  5.3 of  Article  V of the  Plan,  effective  as of
     December 1, 2003,  by the  deletion of said Section 5.3 in its entirety and the substitution in lieu thereof of a new Section 5.3 to read as follows:

         5.3      Earnings Elections.
          Amounts  credited  to a  Participant's  Account  shall be  credited or charged with earnings and losses based on hypothetical  investments elected
     by  the   Participant.   A  Participant  may  elect  different   investment
     allocations for new contributions and existing Account balances. Only whole percentages  may be elected,  the minimum  percentage for any allocation is
     10%, and the total  elections  must allocate 100% of all new  contributions and 100% of all existing  Account  balances.  Investment  elections  may be
     changed  daily,  by  written   direction.   The   hypothetical   investment
     alternatives   and  the  procedures   relating  to  the  election  of  such
     investments,  other  than  those set forth in this  Section  5.3,  shall be determined  by the  Committee  from time to time. A  Participant's  Account shall be adjusted as of each Valuation Date to reflect investment gains and losses."

          IN WITNESS WHEREOF,  Invacare Corporation,  by its proper officer, has caused  this  Amendment  No. 1 to be  executed as of the 30th day of April,
     2004.

                                        INVACARE CORPORATION

                                        By: /s/ Gregory C. Thompson

AMENDMENT NO. 2
TO
INVACARE CORPORATION 401(K) PLUS BENEFIT EQUALIZATION PLAN

This Amendment No. 2 to the Invacare Corporation 401(k) Plus Benefit Equalization Plan is hereby adopted as of the date set forth below by Invacare Corporation, an Ohio corporation (the “Company”).
WITNESSETH:
WHEREAS, the Company has established a deferred savings plan known as the Invacare Corporation 401(k) Plus Benefit Equalization Plan (the “Plan”) to provide unfunded deferred compensation to certain management and highly compensated employees of the Company; and
WHEREAS, pursuant to Section 10.3 of the Plan, the Company has retained the right to make amendments thereto; and
WHEREAS, the Company desires to amend the Plan in order to prevent further deferrals thereunder;
NOW, THEREFORE, effective as of December 31, 2004, the Company hereby adopts this Amendment No. 2 as follows:
1.            Freeze of Plan.  Subject to Section 2 of this Amendment, effective December 31, 2004 (the “Freeze Date”), the Plan shall be frozen.  Thereafter, no additional deferrals may be made under the Plan.  Otherwise the Plan shall be administered after the Freeze Date as provided in the Plan, subject to permissible amendments to the Plan, including amendments made after the Freeze Date.

2.            Material Modification.  The provisions of Section 1 of this Amendment No. 2 are intended to prevent further deferral under the Plan so that all deferrals will be subject to rules in effect prior to the effective date of Section 409A of the Code.  If this Amendment No. 2 would otherwise be deemed a “material modification” of the Plan under such Section 409A, this Amendment No. 2 shall at all times be deemed void ab initio.

IN WITNESS WHEREOF, the Company, by its appropriate officers duly authorized, has caused this Amendment No. 2 to be executed as of this day of  December, 2004.

INVACARE CORPORATION

By /s/ Gregory C. Thompson

And /s/ Joseph Usaj

AMENDMENT NO. 3
TO
INVACARE CORPORATION 401(K) PLUS BENEFIT EQUALIZATION PLAN

This Amendment No. 3 to the Invacare Corporation 401(k) Plus Benefit Equalization Plan is hereby adopted as of the date set forth below by Invacare Corporation, an Ohio corporation (the “Company”).
WITNESSETH:
WHEREAS, the Company has established a deferred savings plan known as the Invacare Corporation 401(k) Plus Benefit Equalization Plan (the “Plan”) to provide unfunded deferred compensation to certain management and highly compensated employees of the Company; and
WHEREAS, Code Section 409A became effective January 1, 2005, to impose various restrictions on deferred compensation; and
 WHEREAS, effective December 31, 2004, the Company amended the Plan to cease further deferrals for the purpose of grandfathering the exemption from Code Section 409A of those deferrals which were vested as of that date; and
WHEREAS, those deferrals which were not vested under the Plan as of December 31, 2004 (the “Post-2004 Deferrals”) will be governed under the Plan as it will be amended to provide for a segregated component consistent with Code Section 409A for such Post-2004 Deferrals; and
WHEREAS, Code Section 409A generally requires that the time and form of payment of deferred compensation be fixed at the time the compensation is deferred,

and requires that any later election to change the time or form of payment be subject to restrictions which include a 12-month notice period and a 5-year postponement of the payment commencement date (the “Election Restrictions”);
WHEREAS, the Post-2004 Deferrals have been administered consistent with Code Section 409A and are paid in a single lump sum unless the participant: (a) terminates employment after reaching age fifty-five (55) and completing ten (10) years of service, (b) the participant’s account is more than twenty thousand dollars ($20,000), and (c) the participant has in effect an election to instead receive payment in substantially equal monthly installments over a period of five (5), ten (10), or fifteen (15) years; and
WHEREAS, the participants have not yet been afforded the opportunity to make a payment election with regard to their Post-2004 Deferrals; and
WHEREAS, Code Section 409A permits the Plan to provide a “transition election” in 2006 by which participants can, on or before December 31, 2006 and subject to certain conditions, elect to change the form of payment of their Post 2004 Deferrals without being subject to the Election Restrictions; and
WHEREAS, the Company desires to provide the Plan participants with such a transition election for 2006; and
WHEREAS, pursuant to Section 10.3 of the Plan, the Company has retained the right to make amendments thereto; and
NOW, THEREFORE, the Company hereby amends the Plan, effective as of the dates indicated below, as follows:
1.            Effective November 1, 2006, a new Section 7.3A is added after Section 7.3 as it pertains to Post-2004 Deferrals to read as follows:

“7.3A                       Special Transition Election in 2006.

Pursuant to the relief granted in IRS Notice 2005-1, Q&A-19(c) as extended in the Proposed Treasury Regulations under Code Section 409A (Section XI.C. of the Preambles), a Participant shall be permitted to make a new election in 2006 regarding the form of distribution of the Participant’s Account, provided that such election is made in writing and filed with the Committee no later than December 31, 2006.  Such election shall be immediately effective; provided, however, that such election shall not operate to change the form of distribution of amounts that otherwise would be payable in 2006, nor will it operate to make payable in 2006 amounts that would not otherwise be payable in that year.”

IN WITNESS WHEREOF, the Company, by its appropriate officers duly authorized, has caused this Amendment No. 3 to be executed as of this 28th day of December, 2006.

INVACARE CORPORATION

By /s/ Joseph Usaj

By /s/ Gregory C. Thompson